Exhibit 13.2

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Haoxi Health Technology Limited (the “Company”) on Form 20-F for the year ended June 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dongxue Li, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 20, 2025

By:	/s/ Dongxue Li
	Name:	Dongxue Li
	Title:	Chief Financial Officer
(Principal Accounting and Financial Officer)